Exhibit 99.1

Cycurion Debuts on MSSP Alert’s 2025 Top 250 MSSPs List, Ranking No. 116 and Earning Top-Tier Industry Recognition

McLean, VA – December 16, 2025 – Cycurion, Inc. (Nasdaq: CYCU) (“Cycurion” or the “Company”), a trusted leader in IT cybersecurity and AI-driven solutions, today announced its selection to the 2025 MSSP 250 ranking. The Company now stands among the world’s top leading managed security services providers, according to MSSP Alert, a CyberRisk Alliance resource. Cycurion earned a placement in the top 50%, debuting at No. 116. This marks the Company’s first year being evaluated for this prestigious ranking of global cybersecurity leaders.

The annual MSSP 250 ranking assesses organizations on a range of performance and industry criteria, including:

•Annual recurring revenue
•Profitability
•Business growth rate
•Cybersecurity professional headcount
•Breadth and maturity of managed security services
•MSSP Alert’s editorial assessment of MSSPs worldwide
•Third-party industry recognitions (e.g., Gartner, Forrester, IDC, Canalys)

The complete 2025 MSSP 250 list is available here: https://www.msspalert.com/top-250-2025?page=10

“We are thrilled to be recognized on the 2025 MSSP 250 list. This achievement underscores our commitment to delivering cutting-edge, AI-powered cybersecurity solutions and exceptional customer service,” said Kevin Kelly, Chairman and CEO of Cycurion. “As cyber threats continue to accelerate in scale and sophistication, we remain focused on staying ahead of adversaries with our flagship Cyber Shield platform and protecting what matters most to our clients, while supporting continued growth and expansion as we move into 2026.”

“MSSP Alert and CyberRisk Alliance congratulate Cycurion on this honor,” said Jessica C. Davis, editorial director of MSSP Alert, a CyberRisk Alliance resource. “The Top 250 MSSPs are an elite group of cybersecurity service providers, and they continue to outperform the overall cybersecurity services market. Members of this list are, what we believe, the best of the best.”

MSSP Alert’s Top 250 MSSPs list and research report are overseen by Jessica C. Davis, editorial director, MSSP Alert and ChannelE2E.

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. More info: www.cycurion.com.

About CyberRisk Alliance

CyberRisk Alliance provides business intelligence that helps the cybersecurity ecosystem connect, share knowledge, accelerate careers, and make smarter and faster decisions. Through our trusted information brands, network of experts, and more than 250 innovative annual events, we provide cybersecurity professionals with actionable insights and act as a powerful extension of cybersecurity marketing teams. Our brands include SCWorld, the Official Cybersecurity Summits, Security Weekly, InfoSec World, Identiverse, CyberRisk Collaborative, ChannelE2E, MSSP Alert, LaunchTech Communications and TECHEXPO Top Secret. Learn more at www.cyberriskalliance.com.

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated closing of the offering; the Company’s anticipated use of proceeds from the offering; the acceleration of the Company’s inorganic growth strategy; the continued execution on the Company’s backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com

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